SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report:   February 13, 2003


                              Express Scripts, Inc.
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             (Exact Name of Registrant as specified in its Charter)



         Delaware                     0-20199                    43-1420563
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(State or other jurisdiction    (Commission File No.)         (I.R.S. Employer
      of corporation)                                        Identification No.)



13900 Riverport Drive, Maryland Heights, Missouri             63043
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(Address of Principal Executive Offices)                   (Zip Code)



Registrant's telephone number, including area code:   (314) 770-1666
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          (Former name or former address, if changed since last report)

Item 5. Other Events

          On February 12, 2003, Express Scripts, Inc. (the "Company") issued a press release. Selected unaudited financial information included in such press release is attached hereto as Exhibit 99.1, and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

          (c) The following Exhibit is filed as part of this report on Form 8-K:

          Exhibit  99.1  Selected  unaudited  financial   information  from  the
          Company's press release dated February 12, 2003.

Item 9. Regulation FD Disclosure

          The following information is furnished pursuant to Regulation FD.

               The Company's February 12, 2003 press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EXPRESS SCRIPTS, INC.



Date:   February 13, 2003               By:  /s/ Barrett A. Toan
                                           _________________________________
                                            Barrett A. Toan
                                            Chairman and Chief Executive Officer

                                  EXHIBIT INDEX



EXHIBIT NO.     DESCRIPTION

99.1     Unaudited Financial Information, dated February 12, 2003

99.2     Press release, dated February 12, 2003